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                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                              --------------------

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

          Date of report (Date of earliest event reported) May 12, 1997

                               ANDOVER TOGS, INC.
             (Exact Name of Registrant as Specified in Its Charter)

           DELAWARE                             0-14674                             13-5677957
(State or Other Jurisdiction of        (Commission File Number)        (I.R.S. Employer Identification Number)
Incorporation or Organization)



                                  1333 BROADWAY
                            NEW YORK, NEW YORK 10018
               (Address of Principal Executive Offices) (Zip Code)


         Registrant's telephone number, including area code 212-244-0700


                                 NOT APPLICABLE
          (Former name or former address, if changed since last report)






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Item 5. Other Events

        On January 31, 1997, Andover Togs, Inc. (the "Company"), filed a Joint Plan of Reorganization (the "Plan"), together with its wholly-owned subsidiaries, Springdale Fashions, Inc. ("Springdale"), Tortoni Manufacturing Corp. ("Tortoni"), and Stonehenge Financial Corp ("Stonehenge" and collectively the "Subsidiaries"). On April 10, 1997, an order confirming the Plan was entered by the United States Bankruptcy Court for the Southern District of New York.

        A condition precedent to the effectiveness of the Plan was the implementation of an exit financing facility ("Exit Financing") as well as the execution and delivery of notes issued by the Company to the holders of Allowed General Unsecured Claims (the "Class 4 Claims") and the related security agreements and note agreement referred to in the Plan (collectively the "Note Documents").

        On May 12, 1997, in connection with the consummation of the Exit Financing, the Company and the Subsidiaries entered into an Amended and Restated Financing and Security Agreement (the "Financing Agreement") with The CIT Group/Commercial Services, Inc. ("CIT") and executed various security documents to collateralize the obligations of the Company and its Subsidiaries with substantially all of the assets of such entities. The Exit Financing is on substantially the same terms as the previous financing entered into between the Company and CIT in September 1996 except that the Exit Financing provides the Company with up to $10,500,000 of revolving credit (with a $3,610,000 sublimit for documentary letters of credit). The facility is secured by a first priority lien on substantially all of the assets of the Company and the Subsidiaries.

        On May 12, 1997, in connection with the consummation of the Note Documents, the Company delivered a note (the "Class 4 Note") in the initial principal amount of $3,317,532.06, payable to the holders of the Class 4 Claims to be administered by a collateral trustee (the "Collateral Trustee"). The principal amount of the Class 4 Note represents the amount of allowed unsecured claims from time to time less the cash to be paid in respect thereof. As of May 12, 1997, there remains Disputed Claims, as that term is defined in the Plan, in excess of $1,000,000. The principal amount of the Class 4 Note will be increased to the extent that such Disputed Claims are ultimately allowed. Payment of the Class 4 Note is to be made in twenty (20) consecutive quarterly installments of principal and interest commencing June 30, 1997, based on a ten-year amortization schedule with the balance payable on March 31, 2002. Accordingly, the first nineteen (19) installments are in the amount of 1/40th of the Class 4 Note and the twentieth (20th) installment due March 31, 2002 is in the amount of the then unpaid balance of such Class 4 Note. The Class 4 Note bears interest at a rate of six percent (6%) per annum. The obligations of the Company under the Class 4 Note are secured by a second priority lien on the assets of the Company and the Subsidiaries. The rights of the holders of the Class 4 Note are subject to the terms of the Intercreditor Agreement entered into between CIT and the Collateral Trustee.






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Item 7. Financial Statements, Pro Forma Financial Information and Exhibits

        (c)    Exhibits


        Exhibit No.          Description
        -----------          -----------
        99(a)                Amended and Restated  Financing  Security  Agreement  dated as of
                             May 12, 1997 between the Registrant and CIT.
        99(b)                Amended and Restated  Subsidiary  Security  Agreement dated as of
                             May 12,  1997  made by  Springdale,  Tortoni  and  Stonehenge  in favor of CIT.
        99(c)                Amended  and  Restated  Guaranty  dated  as of May  12,  1997  by
                             Springdale in favor of CIT.
        99(d)                Amended  and  Restated  Guaranty  dated  as of May  12,  1997  by
                             Tortoni in favor of CIT.
        99(e)                Amended  and  Restated  Guaranty  dated  as of May  12,  1997  by
                             Stonehenge in favor of CIT.
        99(f)                Amended  and  Restated   Security   Agreement  and  Mortgage  for
                             Trademarks  and  Patents  dated as of May 12,  1997  between  the
                             Registrant and CIT.
        99(g)                Amended  and  Restated   Security   Agreement  and  Mortgage  for
                             Trademarks  and Patents dated as of May 12, 1997 between  Tortoni and CIT.
        99(h)                Amended  and  Restated   Security   Agreement  and  Mortgage  for
                             Trademarks   and  Patents  dated  as  of  May  12,  1997  between
                             Springdale and CIT.
        99(i)                Amended  and  Restated   Security   Agreement  and  Mortgage  for
                             Trademarks   and  Patents  dated  as  of  May  12,  1997  between
                             Stonehenge and CIT.
        99(j)                Intercreditor  Agreement  dated as of May 12,  1997  between  CIT and M.J. Sherman and Associates (the "Collateral Trustee").
        99(k)                Class 4 Note dated as of May 12, 1997 made by the  Registrant  in favor of the Collateral Trustee.
        99(l)                Note and  Collateral  Trust  Agreement  dated as of May 12,  1997 between the  Registrant,  Springdale,  Tortoni and Stonehenge and
                             the Collateral Trustee.
        99(m)                Class  4  Security  Agreement  dated  as of May  12,  1997 by the
                             Registrant,  Springdale,  Tortoni and  Stonehenge in favor of the
                             Collateral Trustee.
        99(n)                Guaranty  dated as of May 12, 1997 by  Springdale in favor of the
                             Collateral Trustee.
        99(o)                Guaranty  dated as of May 12, 1997 by  Stonehenge in favor of the
                             Collateral Trustee.
        99(p)                Guaranty  dated  as of May 12,  1997 by  Tortoni  in favor of the






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

                             Collateral Trustee.
        99(q)                Class 4  Security  Agreement  and  Mortgage  for  Trademarks  and
                             Patents  dated  as of May 12,  1997  between  Springdale  and the
                             Collateral Trustee.
        99(r)                Class 4  Security  Agreement  and  Mortgage  for  Trademarks  and
                             Patents dated as of May 12, 1997 between the  Registrant  and the
                             Collateral Trustee.
        99(s)                Class 4  Security  Agreement  and  Mortgage  for  Trademarks  and
                             Patents  dated  as of May 12,  1997  between  Stonehenge  and the
                             Collateral Trustee.
        99(t)                Class 4  Security  Agreement  and  Mortgage  for  Trademarks  and
                             Patents  dated  as of  May  12,  1997  between  Tortoni  and  the
                             Collateral Trustee.
        99(u)                Press Release dated May 13, 1997.







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                                   SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                            ANDOVER TOGS, INC.
                                            (Registrant)




May 23, 1997                                By: /s/ William L. Cohen
                                                ________________________
                                                William L. Cohen,
                                                   Chairman, President and Chief
                                                   Executive Officer








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                                INDEX TO EXHIBITS


        Exhibit No.          Description
        -----------          ------------
        99(a)                Amended and Restated Financing Security Agreement dated as of
                             May 12, 1997 between the Registrant and CIT.
        99(b)                Amended and Restated Subsidiary Security Agreement dated as of
                             May 12, 1997 made by Springdale, Tortoni and Stonehenge in favor of CIT.
        99(c)                Amended and Restated Guaranty dated as of May 12, 1997 by
                             Springdale in favor of CIT.
        99(d)                Amended and Restated Guaranty dated as of May 12, 1997 by
                             Tortoni in favor of CIT.
        99(e)                Amended and Restated Guaranty dated as of May 12, 1997 by
                             Stonehenge in favor of CIT.
        99(f)                Amended  and  Restated   Security   Agreement   and
                             Mortgage for Trademarks and Patents dated as of May
                             12, 1997 between the Registrant and CIT.
        99(g)                Amended  and  Restated   Security   Agreement   and
                             Mortgage for Trademarks and Patents dated as of May
                             12, 1997 between Tortoni and CIT.
        99(h)                Amended  and  Restated   Security   Agreement   and
                             Mortgage for Trademarks and Patents dated as of May
                             12, 1997 between Springdale and CIT.
        99(i)                Amended  and  Restated   Security   Agreement   and
                             Mortgage for Trademarks and Patents dated as of May
                             12, 1997 between Stonehenge and CIT.
        99(j)                Intercreditor Agreement dated as of May 12, 1997 between CIT and
                             M.J. Sherman and Associates (the "Collateral Trustee").
        99(k)                Class 4 Note dated as of May 12, 1997 made by the Registrant in favor of the Collateral Trustee.
        99(l)                Note and Collateral Trust Agreement dated as of May 12, 1997 between the Registrant, Springdale, Tortoni and Stonehenge and the
                             Collateral Trustee.
        99(m)                Class 4 Security Agreement dated as of May 12, 1997 by the
                             Registrant, Springdale, Tortoni and Stonehenge in favor of the
                             Collateral Trustee.
        99(n)                Guaranty dated as of May 12, 1997 by Springdale in favor of the
                             Collateral Trustee.
        99(o)                Guaranty dated as of May 12, 1997 by Stonehenge in favor of the
                             Collateral Trustee.
        99(p)                Guaranty dated as of May 12, 1997 by Tortoni in favor of the
                             Collateral Trustee.






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
        99(q)                Class  4  Security   Agreement   and  Mortgage  for
                             Trademarks  and  Patents  dated as of May 12,  1997
                             between Springdale and the Collateral Trustee.
        99(r)                Class 4 Security Agreement and Mortgage for Trademarks and
                             Patents dated as of May 12, 1997 between the Registrant and the
                             Collateral Trustee.
        99(s)                Class  4  Security   Agreement   and  Mortgage  for
                             Trademarks  and  Patents  dated as of May 12,  1997
                             between Stonehenge and the Collateral Trustee.
        99(t)                Class 4 Security Agreement and Mortgage for Trademarks and
                             Patents dated as of May 12, 1997 between Tortoni and the Collateral
                             Trustee.
        99(u)                Press Release dated May 13, 1997.






                      STATEMENT OF DIFFERENCES

     The section symbol shall be expressed as.................'SS'





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